EXHIBIT 99.3

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH “[***]” TO INDICATE WHERE REDACTIONS HAVE BEEN MADE.

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September 23, 2022, is entered into by and among DragonCloud Technology Limited (the “Selling Shareholder”), Yubo International Biotech Limited (the “Company”) and Xu Xiuqun, an individual (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement on Form S-1 (Registration No. 333-255805), including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein (together, the “Registration Statement”) filed by the Company, with the Securities and Exchange Commission (the “Commission”) and a prospectus consisting of the prospectus included in the Registration Statement (the “Base Prospectus”) and one or more prospectus supplements that have been or will be filed with the Commission (the “Prospectus Supplement,” and together with the Base Prospectus, the “Prospectus”), the Selling Shareholder desires to sell to the Purchaser, and the Purchaser desires to purchase from the Selling Shareholder, shares of Class A common stock of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Selling Shareholder, the Company and the Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Aggregate Purchase Price” means, as to the Purchaser, the aggregate amount to be paid for the Common Shares purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Aggregate Purchase Price,” in United States dollars and in immediately available funds.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Aggregate Purchase Price and (ii) the Selling Shareholder’s obligations to deliver the Common Shares, in each case, have been satisfied or waived, which shall be in no event later than the second (2nd) Trading Day following the date hereof, or as otherwise agreed by the Selling Shareholder and the Purchaser.

“Commission” means the United States Securities and Exchange Commission.

“Common Shares” means the shares of Common Stock purchased by the Purchaser pursuant to this Agreement.

“Common Stock” means the Class A common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(b).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

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“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTC Marketplace, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Selling Shareholder shall sell, and the Purchaser shall purchase, up to an aggregate of 4,768,100 Common Shares at a per share price of $0.50 per share (the “Purchase Price”). At the Closing, (a) the Purchaser’s Aggregate Purchase Price as set forth on the signature page hereto executed by such Purchaser shall be made available to the Selling Shareholder pursuant to the wire instructions provided by the Selling Shareholder; and (b) the Selling Shareholder shall deliver to the Purchaser the Common Shares. Delivery of the Common Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Purchaser shall otherwise instruct.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company and the Selling Shareholder shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company and the Selling Shareholder; and

(ii) the Prospectus (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Selling Shareholder the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Aggregate Purchase Price with regard to the Common Shares purchased by such Purchaser.

2.3 Closing Conditions.

(a) The obligations of the Company and the Selling Shareholder hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

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(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) when made and on the Closing Date of the representations and warranties of the Company and the Selling Shareholder contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company and the Selling Shareholder required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Company and the Selling Shareholder of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of theCompany. The Company hereby represents and warrants as of the date hereof and as of the Closing Date to the Selling Shareholder and the Purchaser as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Registration. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on July 29, 2022, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(b) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 14, 2021 (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.

3.2 Representations and Warranties of theSelling Shareholder. The Selling Shareholder hereby represents and warrants as of the date hereof and as of the Closing Date to the Purchaser and the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization and Good Standing. The Selling Shareholder has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement, and for the sale and delivery of the Common Shares to be sold by the Selling Shareholder hereunder, have been obtained; and the Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Common Shares to be sold by the Selling Shareholder hereunder; this Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(c) No Conflicts. The execution, delivery and performance by the Selling Shareholder of this Agreement, the sale of the Common Shares to be sold by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated herein or therein will not (i) result in a breach or violation of any of the terms and provisions of, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the properties or assets of the Selling Shareholder is subject; (ii) result in any violation of the provisions of the charter, by-laws or operating agreements of the Selling Shareholder; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Shareholder any of its properties or assets except, in the case of clauses (i) and (iii), to the extent any such violation or default would not reasonably be expected to, individually or in the aggregate, impair in any material respect the Selling Shareholder’s ability to perform its obligations hereunder and thereunder.

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(d) Title to Common Shares. The Selling Shareholder has good and valid title to the Common Shares to be sold at the Closing Date, by the Selling Shareholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the Common Shares and payment therefor pursuant hereto, good and valid title to such Common Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Purchaser.

(e) No Unlawful Payments. Neither the Selling Shareholder nor any of its subsidiaries or, to the knowledge of the Selling Shareholder, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Selling Shareholder or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Selling Shareholder and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(f) Compliance with Anti-Money Laundering Laws. The operations of the Selling Shareholder and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable anti-money laundering statutes of all jurisdictions where the Selling Shareholder or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Selling Shareholder, threatened.

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(g) No Conflicts with Sanctions Laws. Neither the Selling Shareholder nor any of its subsidiaries or, to the knowledge of the Selling Shareholder, any director, officer, agent, employee or affiliate of the Selling Shareholder or any of its subsidiaries (i) is currently subject to any sanctions imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (collectively, “Sanctions”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Selling Shareholder nor any of its subsidiaries or, to the knowledge of the Selling Shareholder, any director, officer, agent, employee or affiliate of the Selling Shareholder or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a Person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, Crimea, North Korea, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). Neither the Selling Shareholder nor any of its subsidiaries have engaged in any dealings or transactions with or for the benefit of any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions (collectively, the “Sanctioned Persons” and each, a “Sanctioned Person”), or with or in a Sanctioned Country, in the preceding five years, nor do the Selling Shareholder or any of its subsidiaries have any plans to increase their dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

3.3 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company and the Selling Shareholder as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b) Understandings or Arrangements. Such Purchaser is acquiring the Common Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Common Shares (this representation and warranty not limiting such Purchaser’s right to sell the Common Shares in compliance with applicable federal and state securities laws).

(c) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Common Shares and, at the present time, is able to afford a complete loss of such investment.

(d) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, the Selling Shareholder concerning the terms and conditions of the offering of the Common Shares and the merits and risks of investing in the Common Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Selling Shareholder possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(e) No Illegal Transactions. The Purchaser has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Purchaser was first contacted by the Selling Shareholder or any other person regarding the transactions contemplated by this Agreement or an investment in the Common Shares or the Company. The Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. Solely for purposes of this Section 3.3(e), subject to the Purchaser’s compliance with its obligations under the U.S. federal securities laws and the Purchaser’s internal policies, “Purchaser” shall not be deemed to include any employees, subsidiaries or affiliates of the Purchaser that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Purchaser’s legal or compliance department (and thus have not been privy to any information concerning the transactions contemplated by this Agreement).

(f) Purchaser’s Reporting Requirement. Neither the Company nor the Selling Shareholder has made any representations to the Purchaser regarding the Purchaser’s reporting requirements with the Commission related to the Purchaser’s ownership in the Company, and the Purchaser acknowledges and agrees that it is the responsibility of the Purchaser to ensure that it complies with any disclosure and reporting requirements of the Commission.

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(g) Certain Fees. No placement agent, underwriter, broker, investment banker, financial advisor or other person or entity is entitled to any placement agent’s, underwriter’s, broker’s, finder’s, financial advisor’s or other similar fee, discount or commission in connection with the transactions contemplated by this Agreement as a result of any contract or agreement with the Purchaser.

ARTICLE IV.

MISCELLANEOUS

4.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto and the Prospectus, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

4.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company, the Selling Shareholder and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with this Section 4.4 shall be binding upon the Purchaser, any holder of Common Shares, the Selling Shareholder and the Company.

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4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor the Selling Shareholder may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, provided that the Company or the Selling Shareholder has the right to assign this Agreement to a successor in interest to the business of the Company or the Selling Shareholder, as applicable. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Common Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Common Shares, by the provisions of the Transaction Documents that apply to the “Purchaser.”

4.7 No Third-Party Beneficiaries. Unless otherwise expressly provided herein, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

4.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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4.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

4.11 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the parties hereto will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.12 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

4.13        WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

YUBO INTERNATIONAL BIOTECH LIMITED		Address for Notice:
[***]
By:	/s/ Wang Jun
	Name: Wang Jun	E-Mail: [***]
Title: President

FOCUS DRAW GROUP LIMITED		Address for Notice:
[***]
By:	/s/ Wang Jun
	Name: Wang Jun	E-Mail: [***]
Title: President

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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PURCHASER SIGNATURE PAGES TO STOCK PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Xu Xiuqun

Signature of Authorized Signatory of Purchaser: /s/ Xu Xiuqun

Name of Authorized Signatory: Xu Xiuqun

Title of Authorized Signatory: N/A

Email Address of Authorized Signatory: [***]

Address for Notice to Purchaser:

[***]

Address for Delivery of Common Shares to Purchaser (if not same as address for notice):

Aggregate Purchase Price: $2,384,050

Common Shares: 4,768,100

EIN Number (if applicable): ____________________

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